                                                                   EXHIBIT 10.14


                    PLEDGE AGREEMENT dated as of December 9, 1996 among BRYLANE,
               L.P., a Delaware limited partnership (the "Borrower"), such
                                                          --------
               subsidiaries of the Borrower as shall become parties hereto pursuant to Section 5.16 hereof (collectively, the "Subsidiary
                                                                   ----------
               Pledgors"; the Borrower and the Subsidiary Pledgors being
               --------
               collectively called the "Pledgors"); and MORGAN GUARANTY TRUST
                                        --------
               COMPANY OF NEW YORK, as security agent (in such capacity, the "Security Agent") for the Secured Parties, as defined herein.
               ---------------

          Reference is made to the Credit Agreement dated as of December 9, 1996 (as amended from time to time, the "Credit Agreement"), among the Borrower, the
                                    ----------------
Lenders party thereto (the "Lenders"), Morgan Guaranty Trust Company of New
                            -------
York, as administrative agent (in such capacity, the "Agent") and Merrill Lynch
                                                      -----
Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent"). The Lenders have agreed to extend credit to the
--------------------
Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Pledgors of a pledge agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise; (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter or Letters of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (iii) all other monetary obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party and (iv) each payment required to be made by the Borrower under any Rate

Protection Agreement entered into by the Borrower with a counterparty that was a Lender at the time such Rate Protection Agreement was entered into; (b) the due and punctual performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party and (c) the due and punctual payment and performance of all obligations of each Subsidiary under the Loan Documents to which it is or is to be a party (all the foregoing obligations being collectively called the "Obligations").
 -----------

          Accordingly, the Pledgors and the Security Agent hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Terms Defined in the Credit Agreement.  Terms used
                         --------------------------------------
herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          SECTION 1.02.  Definition of Certain Terms Used Herein.  As used
                         ----------------------------------------
herein, the following terms shall have the following meanings:

          "Collateral" shall have the meaning assigned to such term in Section
           ----------
2.01.

          "Credit Agreement" shall have the meaning assigned to such term in the
           ----------------
preliminary statement of this Agreement.

          "Federal Securities Laws" shall have the meaning assigned to such term
           -----------------------
in Section 4.03.

          "Obligations" shall have the meaning assigned to such term in the
           -----------
preliminary statement of this Agreement.

                                                                               3
          "Pledged Notes" shall have the meaning assigned to such term in
           -------------
Section 2.01.

          "Pledged Securities" shall mean the Pledged Stock, the Pledged Notes,
           ------------------
all other shares of capital stock, debt securities and other securities (including warrants, options and similar rights to acquire securities) now or hereafter included in the Collateral and all stock certificates and other instruments evidencing any such securities.

          "Pledged Stock" shall have the meaning assigned to such term in
           -------------
Section 2.01.

          "Secured Parties" shall mean (a) the Lenders party to the Credit
           ---------------
Agreement; (b) each counterparty to a Rate Protection Agreement entered into with the Borrower, if such counterparty was a Lender at the time such Rate Protection Agreement was entered into; (c) the Agent, the Security Agent, the Issuing Banks and the Documentation Agent, in their capacities as such under each Loan Document; (d) the beneficiaries of each indemnification obligation undertaken by any Pledgor under any Loan Document; and (e) the successors and assigns of the foregoing.


                                  ARTICLE II

                                    Pledge
                                    ------

          SECTION 2.01.  Pledge.  As security for the payment or performance, as
                         -------
the case may be, of the Obligations, each Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, and hereby grants to the Security Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock listed opposite the name of such Pledgor on Schedule I hereto and all shares of the capital stock of any Subsidiary hereafter acquired by such Pledgor (the "Pledged Stock") and the certificates representing the Pledged Stock; (b) the
 -------------
promissory notes listed opposite the name of such Pledgor on Schedule I hereto and all promissory notes or other debt securities of any Subsidiary hereafter acquired by such Pledgor (the "Pledged Notes") and the certificates representing
                               -------------
the Pledged Notes; (c) all other property which may be delivered to and held by the Security Agent pursuant to the terms hereof; (d) subject to Section 2.04, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a), (b) and
(c) above; (e) subject to Section 2.04, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses
(a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) being collectively called the "Collateral").
 ----------

          TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and references pertaining or incidental thereto, unto the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and
                          -------  -------
conditions hereinafter set forth.

          SECTION 2.02.  Delivery of the Collateral; Intercompany Obligations.
                         -----------------------------------------------------
(a) Upon delivery to the Security Agent, (i) the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Security Agent and by such other instruments and documents as the Security Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Security Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so deliv-ered shall supersede any prior schedules so delivered.

          (b) Each of the Pledgors agrees to promptly deliver or cause to be delivered to the Security Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

          (c) Each Pledgor will cause any obligations in respect of borrowed money or similar advances owed to such Pledgor by the Borrower or any Subsidiary to be evidenced by a duly executed promissory note which is pledged and delivered to the Security Agent pursuant to the terms hereof. Any such promissory notes may be in the form of a demand note for any and all moneys advanced.

          SECTION 2.03.  Registration in Nominee Name; Denominations.  The
                         --------------------------------------------
Security Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Security Agent. Each of the Pledgors will promptly give to the Security Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Security Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 2.04.  Voting Rights; Dividends and Interest; etc.  (a)
                         -------------------------------------------
Unless and until an Event of Default shall have occurred and be continuing and the Security Agent shall have notified the Pledgors that their rights under this Section 2.04 are being suspended:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such action would not materially and adversely
     --------  -------
     affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Security Agent or any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Security Agent or any of the Secured Parties to exercise the same.

          (ii) The Security Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

          (iii) Each Pledgor shall be entitled to receive and retain any and all dividends and principal and interest payments paid in cash on the Pledged Securities pledged by it to the extent and only to the extent that such cash dividends and principal and interest payments are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. Other than
     (A) pursuant to the first sentence of this paragraph (a)(iii) or (B) pursuant to a distribution or transfer of any of the assets of a Subsidiary Pledgor to the Borrower or to a Subsidiary Pledgor that is a Wholly Owned Consolidated Subsidiary in a transaction permitted under the Credit Agreement, all noncash dividends and principal and interest payments, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Security Agent and shall be forthwith delivered to the Security Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, after the Security Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(iii) above, then all rights of any Pledgor to receive dividends and principal and interest payments which such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Security Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest and principal payments. All dividends and principal and interest payments which are received by any Pledgor contrary to the provisions of this Section 2.04 shall be received in trust for the benefit of the Security Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Security Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Security Agent pursuant to the provisions of this paragraph (b) shall be retained by the Security Agent in an account to be established by the Security Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02.

          (c) Upon the occurrence and during the continuance of an Event of Default, after the Security Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(i) above, then all rights of the Pledgors to exercise the voting and consensual rights and powers which they are entitled to exercise pursuant to paragraph (a)(i) of this Section 2.04, and the obligations of the Security Agent under paragraph (a)(ii) of this Section 2.04, shall cease, and all such rights shall thereupon become vested in the Security Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

          (d) Any notice given by the Security Agent to the Pledgors suspending their rights under paragraph (a) above (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Security Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Security Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                  ARTICLE III

                   Representations, Warranties and Covenants
                   -----------------------------------------

          The Pledgors jointly and severally represent, warrant and covenant to and with the Security Agent and the Lenders that:

          (a) the Pledged Stock and Pledged Notes represent all the outstanding capital stock of each Subsidiary that is a corporation and all the outstanding indebtedness of each Subsidiary owed to the Borrower or to another Subsidiary;

          (b) the Pledged Stock has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable;

          (c) except for the security interest granted hereunder, each of the Pledgors (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I to be owned by such Pledgor, (ii) holds the same free and clear of all Liens (other than unperfected Liens imposed by law) or security interests of any other Person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, other than pursuant hereto, and (iv) subject to Section 2.04, will cause any and all Collateral, whether for value paid by any Pledgor or otherwise, to be forthwith deposited with the Security Agent and pledged or assigned hereunder;

          (d) except for restrictions and limitations imposed by securities laws generally, the Collateral pledged hereunder is and will be freely transferable and assignable, and no portion of such Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provision, partnership agreement restriction or other contractual restriction of any nature which might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition of the Collateral pursuant hereto after the occurrence of an Event of Default or the exercise by the Security Agent of its rights and remedies hereunder;

          (e) each of the Pledgors (i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien of this Agreement), however arising, of all persons whomsoever;

          (f) no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

          (g) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Security Agent in accordance with this Agreement, the Security Agent will obtain a legal, valid and perfected first priority security interest in the Pledged Securities as security for the payment and performance of the Obligations; and

          (h) the pledge effected hereby is effective to vest in the Security Agent, on behalf of the Secured Parties, the rights of the Security Agent in the Collateral as set forth herein.

                                  ARTICLE IV

                                   Remedies
                                   --------

          SECTION 4.01.  Remedies upon Default.  If an Event of Default shall
                         ---------------------
have occurred and be continuing, the Security Agent may exercise, to the extent permitted by law, all the rights of a secured party under the Uniform Commercial Code of the State of New York (whether or not the Code is in effect in the jurisdiction where such rights are exercised) and, in addition, the Security Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Security Agent shall deem appropriate. The Security Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Security Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Security Agent shall give each Pledgor at least 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Security Agent's intention to make any sale of Collateral owned by such Pledgor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange and, in the case of a private sale, shall state the time after which any such sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Security Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Security Agent may (in its sole and absolute discretion) determine. The Security Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Security Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Security Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to it from any Pledgor as a credit against the purchase price, and the Security Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Security Agent shall be free to carry out such sale pursuant to such agreement, and none of the Pledgors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Security Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Security Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 4.02.  Application of Proceeds of Sale.  The proceeds of any
                         --------------------------------
sale of Collateral pursuant to Section 4.01, as well as any Collateral consisting of cash, shall be applied by the Security Agent as follows:

          FIRST: to the payment of all costs and expenses incurred by the Agent or the Security Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Security Agent hereunder or under any other Loan Document on behalf of any of the Pledgors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND: to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD: to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Security Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.
Upon any sale of the Collateral by the Security Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Security Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Security Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 4.03.  Securities Act, etc.  In view of the position of the
                         --------------------
Pledgors in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any
                            -----------------------
disposition of the Pledged Securities permitted hereunder. The Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Security Agent if the Security Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Security Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgors recognize that in light of the foregoing restrictions and limitations the Security Agent may, with respect to any sale of Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that in light of the foregoing restrictions and limitations, the Security Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering the Pledged Securities or part thereof shall have been filed under the Federal Securities Laws, and (b) may approach and negotiate with a single possible purchaser to effect such sale. The Pledgors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Security Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Security Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Security Agent sells.

          SECTION 4.04.  Registration, etc.  Each of the Pledgors agrees that,
                         ------------------
upon the occurrence and during the continuance of an Event of Default, if for any reason the Security Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Security Agent, take or cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Security Agent to permit the public sale of such Pledged Securities. Each of the Pledgors jointly and severally agrees to (a) indemnify, defend and hold harmless the Security Agent, the other Secured Parties and their respective officers, directors, affiliates and controlling persons from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Security Agent and the Agent) and claims (including the costs of investigation) which they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the issuer of such Pledged Securities by the Security Agent or any other Secured Party expressly for use therein, and (b) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Securities, on its standard form, to substantially the same effect. Each of the Pledgors further agrees to use all reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Security Agent and keep effective, or cause to be kept effective, all such qualifications, filings or regis trations. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agree that their agreements contained in this Section may be specifically enforced.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

          SECTION 5.01.  Notices.  All communications and notices hereunder
                         --------
shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower at the address specified in the Credit Agreement for notices to the Borrower thereunder.

          SECTION 5.02.  Security Interest Absolute.  All rights of the Security
                         ---------------------------
Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement.

          SECTION 5.03.  Survival of Agreement.  All covenants, agreements,
                         ----------------------
representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 5.04.  Binding Effect; Several Agreement.  This Agreement
                         ----------------------------------
shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Security Agent and a counterpart hereof shall have been executed on behalf of the Security Agent, and thereafter shall be binding upon such Pledgor and the Security Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Security Agent and the other Secured Parties and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

          SECTION 5.05.  Successors and Assigns.  Whenever in this Agreement any
                         -----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Security Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 5.06.  Security Agent Appointed Attorney-in-Fact.  Each of the
                         -----------------------------------------
Pledgors hereby appoints the Security Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Security

Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Security Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Security Agent's name or in the name of any Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as
      --------  -------
requiring or obligating the Security Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Security Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Security Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Security Agent or any other Secured Party.

          SECTION 5.07.  Security Agent's Fees and Expenses; Indemnification.
                         ----------------------------------- ----------------
(a) Each of the Pledgors jointly and severally agrees to pay upon demand to the Security Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Security Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the

Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Security Agent hereunder or (iv) the failure of the Pledgors to perform or observe any of the provisions hereof.

          (b) Without limitation of their indemnification obligations under the other Loan Documents, each of the Pledgors jointly and severally agrees to indemnify the Security Agent from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by the Security Agent in connection with any investigative, administrative or judicial proceeding relating hereto or to the Collateral, whether or not the Security Agent is a party thereto; provided that the Security Agent shall not have the
                          --------
right to be indemnified hereunder for its own gross negligence or wilful misconduct as determined by a court of competent jurisdiction.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Security Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

          SECTION 5.08.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         --------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 5.09.  Waivers; Amendment.  (a)  No failure or delay of the
                         -------------------
Security Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Security Agent hereunder and of the Security Agent, the Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Security Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.05 of the Credit Agreement.

          SECTION  5.10.  Waiver of Jury Trial.  Each of the parties hereto
                          ---------------------
irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby.

          SECTION 5.11.  Severability.  In the event any one or more of the
                         -------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 5.12  Counterparts.  This Agreement may be executed in two or
                        -------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 5.04), and shall become effective as provided in Section 5.04.

          SECTION 5.13.  Headings.  Article and Section headings used herein are
                         ---------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 5.14.  Jurisdiction; Consent to Service of Process.  (a)  Each
                         ----------------------------------- --------
Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Security Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

          (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 5.15.  Termination.  This Agreement and the security interests
                         ------------
granted hereby shall terminate when all the Obligations (other than obligations of the Borrower under Section 10.03(b) of the Credit Agreement, or any other indemnification provisions contained in the Loan Documents, in respect of claims which have not then been asserted) have been indefeasibly paid in full and the Lenders have no further commitment to lend or to issue Letters of Credit under the Credit Agreement, at which time the Security Agent shall reassign and deliver to the Pledgors, at the Pledgors' expense and against receipt, such of the Collateral as shall not have been sold or otherwise applied hereunder and shall remain held by the Security Agent hereunder, together with such documents as the Pledgors shall reasonably request to evidence such termination and reassignment. Any such reassignment and any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Security Agent. Each Subsidiary Pledgor shall automatically be released from its obligations hereunder and the security interest granted hereby in the Collateral of such Subsidiary Pledgor shall be automatically released in the event that all the capital stock of such Subsidiary Pledgor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall
                                        --------
have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise.

          SECTION 5.16.  Additional Pledgors.  Upon execution and delivery by
                         --------------------
the Security Agent and a Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Subsidiary Pledgor and Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor and Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       BRYLANE, L.P.,

                                       by VGP CORPORATION, General
                                          Partner,

                                          by /s/ Mark J. Doran
                                             --------------------------------
                                             Name:  Mark J. Doran
                                             Title: Vice President, Treasurer
                                                    and Secretary



                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as security
                                        agent,

                                          by __________________________________
                                             Name:
                                             Title:

                                                                      ANNEX 1 to
                                                                Pledge Agreement

                    SUPPLEMENT NO.     dated as of _____________, to the Pledge
               Agreement dated as of December 9, 1996 among BRYLANE, L.P., a Delaware limited partnership (the "Borrower"), such subsidiaries
                                                  --------
               of the Borrower that have become parties thereto pursuant to
               Section 5.16 thereof (collectively, the "Subsidiary Pledgors";
                                                        -------------------
               the Borrower and the Subsidiary Pledgors being collectively called the "Pledgors"); and MORGAN GUARANTY TRUST COMPANY OF NEW
                           --------
               YORK, as security agent (in such capacity, the "Security Agent")
                                                               --------------
               for the Secured Parties, as defined therein.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

          B. The Borrower and the Subsidiary Pledgors have entered into the Pledge Agreement in order to induce the Lenders to extend credit under the Credit Agreement. The Pledge Agreement provides that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Pursuant to the Credit Agreement, the undersigned Subsidiary (the "New Subsidiary Pledgor") is required to become a Subsidiary Pledgor under the Pledge Agreement. The New Subsidiary Pledgor desires to become a Subsidiary Pledgor and Pledgor under the Pledge Agreement in order to induce the Lenders to continue to extend credit under the Credit Agreement and as consideration therefor.

          Accordingly, the Security Agent and the New Subsidiary Pledgor agree as follows:

          SECTION 1. (a) In accordance with the Pledge Agreement, the New Subsidiary Pledgor by its signature hereto shall become a Subsidiary Pledgor and Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Pledgor and Pledgor and the New Subsidiary Pledgor hereby (i) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Subsidiary Pledgor and Pledgor thereunder and (ii) represents and warrants that the representations and warranties made by it as a Subsidiary Pledgor and Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Pledgor, as security for the payment or performance, as the case may be, of the Obligations, hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, and hereby grants to the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, a security interest in, all of the Subsidiary Pledgor's right, title and interest in, to and under the Collateral. Each reference to a "Pledgor" or a "Subsidiary Pledgor" in the Pledge Agreement shall be deemed to include the New Subsidiary Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

          (b) Attached hereto is a schedule identifying the Pledged Securities included in the Collateral pledged by the New Subsidiary Pledgor hereunder, which schedule supplements, and shall hereafter be deemed a part of, Schedule I to the Pledge Agreement.

          SECTION 2. This Supplement shall become effective when the Security Agent shall have received a counterpart of this Supplement executed on behalf of the New Subsidiary Pledgor.

          SECTION 3. The New Subsidiary Pledgor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the New Subsidiary Pledgor and constitutes a valid and binding obligation of the New Subsidiary Pledgor, enforceable against it in accordance with its terms.

          SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

          SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.
 The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          SECTION 8. The New Subsidiary Pledgor agrees to reimburse the Security Agent for its reasonable out-of-pocket expenses in connection with this Supplement, includ-ing the reasonable fees and expenses of counsel for the Security Agent.

          IN WITNESS WHEREOF, the New Subsidiary Pledgor and the Security Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                       [NAME OF NEW SUBSIDIARY PLEDGOR],

                                          by___________________________________
                                            Title:
                                            Address:___________________________
                                                    ___________________________
                                                    ___________________________


                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Security Agent,


                                          by___________________________________
                                            Title: